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                                                                       EXHIBIT 1
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                           JOINT REPORTING AGREEMENT
                           -------------------------


          In consideration of the mutual covenants herein contained, pursuant to Rule 13d-1(k)(1), each of the parties hereto represents to and agrees with the other parties as follows:

          1.   Such party is eligible to file a statement or statements on
Schedule 13D pertaining to the Class A Common Stock, $.01 par value per share, of CBRE Holding, Inc., a Delaware corporation, to which this Joint Reporting Agreement is an exhibit, for filing of the information contained herein.

          2. Such party is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, PROVIDED that no such party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

          3. Such party agrees that such statement is being filed by and on behalf of each of the parties identified herein, and that any amendment thereto will be filed on behalf of each such party.


          This Joint Reporting Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.


Dated: July 27, 2000
                              FS EQUITY PARTNERS III, L.P.,
                              a Delaware limited partnership

                              By: FS Capital Partners, L.P.
                                  Its: General Partner

                                  By: FS Holdings, Inc.
                                      Its: General Partner

                                      By: /s/ J. Frederick Simmons
                                          --------------------------------------
                                          J. Frederick Simmons
                                          Title: Vice President
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                              FS CAPITAL PARTNERS, L.P.,
                              a California limited partnership

                              By: FS Holdings, Inc.
                                  Its: General Partner

                                  By: /s/ J. Frederick Simmons
                                      ------------------------------------------
                                      J. Frederick Simmons
                                      Title: Vice President

                              FS HOLDINGS, INC.,
                              a California corporation

                              By: /s/ J. Frederick Simmons
                                  ----------------------------------------------
                                  J. Frederick Simmons
                                  Title: Vice President

                              FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                              a Delaware limited partnership

                              By: FS&Co. International, L.P.,
                                  Its: General Partner

                                  By: FS International Holdings Limited
                                      Its: General Partner

                                      By: /s/ J. Frederick Simmons
                                          --------------------------------------
                                          J. Frederick Simmons
                                          Title: Vice President

                              FS&CO. INTERNATIONAL, L.P.,
                              a Cayman Islands exempted limited partnership

                              By: FS International Holdings Limited
                                  Its: General Partner

                                  By: /s/ J. Frederick Simmons
                                      ------------------------------------------
                                      J. Frederick Simmons
                                      Title: Vice President

                                      -2-
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                              FS INTERNATIONAL HOLDINGS LIMITED,
                              a Cayman Islands exempted company limited by shares

                              By: /s/ J. Frederick Simmons
                                  ----------------------------------------------
                                  J. Frederick Simmons
                                  Title: Vice President

                                      -3-